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INSITE VISION INCORPORATED

Solutions for Sight



Presentation to RiskMetrics Group (formerly Institutional Shareholder Services)

August 27, 2008



InSiteVision
Solutions for Sight

Forward Looking Statements

- This presentation contains forward-looking statements relating to future events or the future business performance of InSite Vision
- Such statements entail a number of *risks and uncertainties* including, among others, the results of clinical and preclinical studies and determinations by the U.S. Food and Drug Administration
- These risk factors are set forth in the company's annual report on Form 10-K, and amendments, for the 2007 fiscal year, and most recent quarterly report on Form 10-Q



Agenda

- Introduction and InSite Vision overview
- InSite's board and management team
- Financial position
- Settlement efforts
- PTV's nominees
- Strategic direction and vision for future



InSite Vision: Overview

- An ophthalmic products company
  - 55 employees today (35 employees 12 months ago)
- DuraSite® platform technology with strong IP estate, including licensing agreement with Pfizer for AzaSite
- Commercially launched product
  - AzaSite (azithromycin in DuraSite) FDA approved for bacterial conjunctivitis (pink eye)
  - Marketed for conjunctivitis by Inspire Pharmaceuticals in the U.S.
- Significant additional products in development
  - Licensed product to Bausch & Lomb currently being reviewed by FDA
  - ISV-502 Phase 3 clinical trial underway
  - Multiple pre-clinical products under evaluation
- Licensing agreements for AzaSite® for eight countries outside U.S., with negotiations underway for others
- Low-risk, low-cost development strategy with faster pathways to approval
  - Based on enhancement of approved molecules for lower risk
  - Development cost of AzaSite was 5% of typical development cost of pharmaceutical products*
- Partnering business model to minimize expenses of product sales and marketing
- Financial resources to implement strategy

**Based on information on the average cost of a pharmaceutical product from Biotechnology Industry Organization (BIO), Letter to The Honorable Bill Frist, M.D., June 7, 2004.*



InSiteVision
Solutions for Sight

Significant Accomplishments

- AzaSite
  - Developed and obtained U.S. regulatory approval for AzaSite
    - Initiation of Phase 3 trials to filing with FDA in less than two years
  - Licensed to Inspire Pharmaceuticals for sales and marketing in U.S. and Canada
  - Built manufacturing capability
  - Structured domestic and international partnering agreements
  - Filed for regulatory approval in Canada
- Created development pipeline which leverages our DuraSite technology platform
  - Entered Phase 3 clinical trials for ISV-502 for blepharoconjunctivitis
- Financial management to enable growth
  - Careful management of financial resources
  - Secured $60 million non-dilutive, non-recourse financing
- Owner of 18 issued patents (U.S.) and 9 pending applications (U.S.) and 12 licensed patents (U.S.) and 3 pending applications (U.S.)
- Significant new management hires



InSite Vision Key Products

AzaSite®



Bacterial conjunctivitis
(Pink eye)

Approved and marketed in U.S.

$1 billion worldwide ophthalmic antibiotics market (U.S. $400 million)

ISV-502



Blepharoconjunctivitis

Phase 3

Unmet need. Estimate for other indications of combination products: $500 million+

AzaSite for Bacterial Conjunctivitis (Pink Eye)

- Launched in August 2007 by Inspire Pharmaceuticals
- Prescriptions are growing
  - 2% of aggregate market share of all branded and generic conjunctivitis Rx's
  - Number 3 branded product after less than one year
  - Strong second quarter 2008 – revenues increased 79% and prescriptions increased 59% over first quarter
- Product superiority encourages compliance for better results
  - First topical application of azithromycin, a popular world-wide antibiotic
  - Lower dosage regimen than competitors
  - Patent protected until 2019
- Licensed to Inspire Pharmaceuticals to market in U.S. and Canada with compelling financial payback stream
  - Licensing and milestone payments totaled $32 million
  - 20% royalty payment on sales for first two years
  - 25% royalty thereafter



InSiteVision
Solutions for Sight

Key On-Going Initiatives

- Support Inspire efforts to expand AzaSite sales
  - 2x a month scheduled meetings with Inspire
  - Participate in sales and training meetings
  - Participate in conferences with ophthalmologists
- Secure ISV-502 FDA approval
  - Top line data from first Phase 3 trial targeted for release in early 2009
  - Begin enrollment for second Phase 3 trial in India in the fourth quarter of 2008
  - Able to accelerate development efforts as a result of successful $60 million financing
- Expand product pipeline
  - Evaluating multiple DuraSite-compatible molecules across a spectrum of indications
  - More than just the DuraSite-azithromycin platform
- Expand business internationally
  - AzaSite licensed in eight countries outside of U.S., including China, Canada, Korea, Turkey, Argentina, Chile, Paraguay, and Uruguay
  - Partners responsible for securing approval of AzaSite in their respective countries
  - Typical royalties low double-digit, even though margins are low due to lower pricing outside of U.S.
  - Continuing discussions with additional partners to achieve significant worldwide coverage



InSiteVision
Solutions for Sight

Working with Inspire to Increase AzaSite Sales

- Close business and operational relationship
  - Number of joint committees with frequent interaction including standing meetings 2x a month
- Inspire building database of Phase 4 trials
  - Positive results published at two conferences
  - Pharmacokinetic evidence of high ocular tissue concentrations of AzaSite relative to a competitive product
  - Difference between AzaSite and azithromycin alone
  - Completed and confirmed positive results in three additional small Phase 4 trials
- Planning to increase awareness and usage in 2008
  - Educational programs
  - Market activities
  - Participation at medical meetings
- Reimbursement
  - Focus on gaining more coverage by working through normal review cycles
  - Now available and covered for ~ ¾ Medicaid lives
  - Tier-2 status in certain targeted plans



InSiteVision
Solutions for Sight

AzaSite Status: Growing International Network

AzaSite is anticipated to become a worldwide revenue-generating product by the second half of 2009 – two years after U.S. product approval

Territory	Partner	Status	Royalty	Current Sales of Topical Ophthalmic Antibiotics*
U.S.	Inspire	Launched Aug '07	20% 1st 2 yrs 25% thereafter	$400 million
Canada	Inspire	Filed for approval November 07	20% 1st 2 yrs 25% thereafter	$18 million
China	Essex	Working on registration and reimbursement	Sliding royalty up to double digits	$80 million
Argentina Chile Paraguay Uruguay	Bioceutica	Working on registration and reimbursement	Double digit	$15 million
Korea	Shin Poong	Registered for approval 5/15/08	Double digit	$28 million
Turkey	Biem	Working on registration and reimbursement	Double digit	$28 million

*Annual ophthalmic antibiotic sales based on IMS data and/or partner market estimates.



InSiteVision
Solutions for Sight

ISV-502 – Innovative Product Opportunity/Successes to Date

- New topical antibiotic (azithromycin) plus corticosteroid (dexamethasone) for eye and lid infection
- Addresses unmet market need (no FDA approved drug available)
- Phase 3 – late stage of development
  - First of two trials initiated December 20, 2007; completed 85% enrollment as of August 11, 2008
  - Second trial to be conducted in India; scheduled to begin 4Q '08 and be completed in 1H '09
  - Total of ~800 patients in both trials
  - Top line data targeted to be reported for first trial: 1H '09
  - File NDA 2H '09
  - Commercial launch expected 2010



Future Product Portfolio Strategy

- Develop products with DuraSite-compatible molecules
- Azithromycin and other molecules
- Three key categories
  - Single, already-established molecules formulated in DuraSite
    - Low development risk
    - Potential to get to market more quickly
  - Combination of two established molecules formulated in DuraSite
    - Moderate development risk
    - Higher potential rewards
  - New molecular entities formulated in DuraSite
    - Higher development risk
    - Significant reward opportunity
    - Longer development timeline
- Announcements by year-end describing details of expanded portfolio



InSite Vision Board of Director Nominees: Experienced, Independent and Engaged

- Independent and engaged board comprised of experienced industry leaders responsible for successful implementation of corporate strategy
- Broad and complementary expertise directly relevant to areas critical to InSite Vision's business
- Five of six directors independent
  - Sixth member is the company's CEO
- All committees constituted solely of independent directors



Experienced Board Nominees

- 100+ years of combined biopharma industry experience
- All have experience on InSite's Board ranging from 16 years to nine months
- Three board nominees are serving or have served on public and/or private boards in addition to InSite Vision
- Balanced and complementary experience
  - Ophthalmology
  - Finance
  - International marketing
  - Healthcare management



InSite Director Nominees: Ophthalmic Scientific and Medical Experience

S. Kumar Chandrasekaran, Ph.D. Chairman & CEO Director since 1989	**Relevant scientific training and 35+ years of relevant experience to direct an ophthalmic products company** ·Recruited by Kleiner Perkins & Mayfield Co. to InSite as VP Development 1987 Chairman, CEO, President, 1993 to present ·CFO, 1995-1997, 1999-2007 ·President and COO, 1989-1993 ·VP, R&D, 1988-1989 ·Youngest principal scientist at Alza Corporation where he served as the Director of Physical Sciences responsible for establishing drug delivery products that included transdermal, ophthalmic and others ·VP, Technical Affairs at Syntex, oversaw research and development clinical studies and regulatory affairs, pilot production of polymers and contact lens materials ·Education: Ph.D., Chemical Engineering, University of California, Berkeley, author or co-author of over 75 scientific publications and extensive list of issued U.S. patents
Mitchell H. Friedlaender, M.D. Director since May 1996	**Dr. Freidlaender's ophthalmic experience as an MD and participant in the ophthalmic industry is invaluable to direct an ophthalmic products company** ·Head of the Division of Ophthalmology and Director of the Laser Vision Center at Scripps Clinic in La Jolla, California. ·Full-time faculty member at the U. of California, San Francisco., 1976-1986 · Founder of the Aspen Corneal Society and the Pacific Ophthalmic Forum · Co-editor in Chief of International Ophthalmology Clinics · Member of four scientific editorial boards ·Former member of the Sjogren's Syndrome Foundation Medical Advisory Board ·Former President of the Ocular Microbiology and Immunology Group ·Serves as a consultant for several pharmaceutical companies · Performs clinical studies on new drugs ·Education: M.D., University of Michigan; M.B.A., University of Phoenix



InSite Director Nominees: Extensive Industry and Biopharma Investment Experience

Jon Saxe, Esq
Director since 1999; 1992-1997

30+ years of senior management & consulting experience in biopharma and associated financial entities such as venture capital funds as well as extensive experience serving on multiple public boards of directors

<u>Industry Experience</u>

- President, PDL Biopharma, 1995-1999
- President, Saxe Associates, biotech consulting company, 1993-1995
- President, CEO, Director, Synergen, Inc., 1989-1993
- Vice President, Licensing and Corporate Development, Hoffmann-LaRoche, 1983-89

<u>Board Experience: Current</u>

- Sciele Pharmaceuticals, Inc.
- SciClone Pharmaceuticals, Inc.
- Durect Corporation
- Entelos, Inc. (Chairman)
- VistaGen (Chairman)

<u>Board Experience: Previous</u>

- PDL Biopharma
- Synergen, Inc.
- Questocor Pharmaceuticals
- Point Biomedical Corporation (Chairman)
- Iconix Pharmaceuticals (Chairman)
- Incyte Pharmaceuticals

Education: B.S., Chemical Engineering, Carnegie-Mellon U., J.D., George Washington University, School of Law, L.L.M., New York University School of Law

John Mattana
Director since 1997

Financial management experience in finance with emphasis on development stage companies

- Vice President, Ceptor Corporation, 1997-2004
- Investment Vice President, where he was a Director of Venture Capital Investments, New York Life Insurance Company, 1992-1997
- Education: MBA, New York University



InSite Director Nominees:
Extensive Industry Experience: U.S. and International

Anders Wiklund Director since 1996	**35+ years in various U.S. and international management and consulting positions in the biotechnology industry, including 29 years in various management positions for the Pharmacia group of companies, as well as service on private and public boards of directors** •President of EffRx, Inc., a privately-held company that develops innovative oral drug delivery products, 2007-present •Principal, Wiklund International, 1997-present •President, Pharmacia Development Corp., Executive Vice President, Pharmacia U.S. Inc., Vice President, Pharmacia Upjohn, Inc., 1993-1996 •President, CEO, KabiVitrum Inc. and KabiPharmacia Inc., 1984-1993 •President, KabiVitrum International, 1976-1984 •Managing Director, KabiVitrum Ltd., 1973-1976 •Served on the board of Medivir, public Swedish company •Currently serves on several private boards •Education: Master of Pharmacy, Pharmaceutical Institute, Stockholm, Sweden
Francis Chen Director since 2007	**30 years of financing and healthcare management expertise, including management positions at biopharma companies** •Partner, WI Harper Group, San Francisco, Calif., 2005-present •Management experience at Becton, Dickinson and Company, Baxter Healthcare Corporation and Hygeia Sciences/Tambrands •Currently serves on private boards, including Media Corporation, Pacific Advantage International, Trace life Sciences, SB2, Inc., and LogicEase Solutions •Education: Ph.D., Immunology, Harvard University; B.S., M.S., Chemistry, Tufts University



InSiteVision
Solutions for Sight

Engaged Board Members

- 13 full-board meetings in 2007, including two-day strategic planning
  - Attendance by all the independent board members at 12 of the meetings
  - 100% attendance at the 12 Audit, Compensation and Nominating committee meetings
- Ten full-board meetings in 2006, including two-day strategic planning
- Board closely monitored implementation of strategy and operational results
  - All regular board meetings concluded with an executive session of independent directors only
- Board, with assistance of its financial and legal advisors, continuously reviews the company's business plans and other value creating opportunities/strategic options
  - Board receives and responds to a minimum of weekly e-mail updates, specifically for the purpose of reviewing contracts, scientific articles, press releases and other materials related to their committee responsibilities



Board Engaged in Company: Committees Include Only Independent Directors

- Audit Committee
  - 2007 members: John Mattana, Jon Saxe, Anders Wiklund, Francis Chen
  - Met five times in 2007
- Stock Plan and Compensation Committee
  - 2007 members: John Mattana, Anders Wiklund
  - Met six times in 2007
- Nominating and Corporate Governance Committee
  - 2007 members: John Mattana, Mitchell Friedlaender
  - Met one time in 2007
- Financing Committee
  - 2007 members: Francis Chen, John Mattana, Jon Saxe
  - Reviewed and evaluated all financing opportunities for the company
- Mergers and Acquisitions Committee
  - 2007 members: Jon Saxe and Anders Wiklund
  - Reviewed and evaluated all potential strategic business combination opportunities
- New Ophthalmic Opportunities Committee
  - 2007 members: Mitchell Friedlaender, Anders Wiklund
  - Reviewed and evaluated potential partnering and other collaborative arrangements
- Clinical Oversight Committee
  - 2007 members: Mitchell Friedlaender
  - Reviewed and evaluated structure and implementation of the company's clinical trials and the results of trials and clinical programs



InSiteVision
Solutions for Sight

Management to Transition to Multiple-Product Ophthalmic Company

- New management added to help support transition to more commercially-focused company
  - VP, CFO broadens business and financial acumen
  - VP, CMO adds medical perspective
  - VP, Operations adds ability to broaden international operations
- Key members expert in understanding how to apply core technology to develop unique ophthalmic products
- Experience in international marketing to grow AzaSite sales
- Experience in finance and administration for cost controls



New Management to Transition Company for Continued Growth

Louis Drapeau VP & CFO Joined Oct 2007	**30+ years financial and senior management as well as public board experience in the biopharma industry** •SVP, CFO, Nektar Therapeutics, 2006-2007 •Acting CEO, BioMarin Pharmaceutical, 2004-2005 •SVP, CFO, BioMarin Pharmaceutical, 2002-2005 •30 years at Arthur Andersen including 19 years as an Audit Partner in Arthur Andersen's Northern California Audit and Business Consulting practice, which included 12 years as Managing Partner •Currently a Director on the following public boards: Bio-Rad Laboratories, InterMune, Inc., and BioNovo Inc. •Education: BS, Mechanical Engineering; MBA, Stanford University
Kamran Hosseini, MD, PhD VP, Clinical Affairs & Chief Medical Officer Joined Feb 2008	**Multiple drug delivery programs and a resident expert in the ocular drug delivery program at Alza Corporation, a member of the Johnson and Johnson Family of Companies, where he provided ophthalmology and visual science expertise for new technology assessment activities aimed at enhancing the drug/device unit pipeline** •Six years in academic research •Author or co-author of more than 25 scientific papers and oral presentations and posters •Member of teams that applied for 8 ocular and transdermal drug delivery patents •Education: M.D. from the University of Groningen Faculty of Medicine, The Netherlands; Ph.D. as part of a joint program at the University of Texas, Medical Branch in Galveston and the University of Maastricht, The Netherlands. He was a post doctoral fellow in retinal degenerative diseases at the U. of California, San Francisco
Surendra Patel VP, Operations Joined April 2008	**30 years of development and operational experience in various management positions at pharmaceutical and biotechnology companies, including Syntex, Roche Bioscience, Oread Inc., DrugAbuse Sciences, and most recently, at Nektar Therapeutics where he served as Sr. Director, Manufacturing Operations since 2002** •Education: Bachelor of Science degree in pharmaceutical formulation from De Montford University, Leicester, United Kingdom



Experienced Management to Drive New Ophthalmic Products

Kumar Chandrasekaran, Ph.D. Chairman, CEO Joined in 1987	**Relevant scientific training and 35+ years of relevant experience to direct an ophthalmic products company** ·Recruited by Kleiner Perkins & Mayfield Co. to InSite as VP Development 1987 Chairman, CEO, President, 1993 to present ·CFO, 1995-1997, 1999-2007 ·President and COO, 1989-1993 ·VP, R&D, 1988-1989 ·Youngest principal scientist at Alza Corporation where he served as the Director of Physical Sciences responsible for establishing drug delivery products that included transdermal, ophthalmic and others ·VP, Technical Affairs at Syntex, oversaw research and development clinical studies and regulatory affairs, pilot production of polymers and contact lens materials ·Ph.D., Chemical Engineering, University of California, Berkeley, author or co-author of over 75 scientific publications and extensive list of issued U.S. patents
Lyle Bowman, Ph.D. VP, Development Joined in 1988	**More than 25 years of management development experience of relevant polymer and ophthalmic technology** •VP, Development, April 2008-present •VP, Development & Operations, 1995-2008 •VP, Development, 1991-1995 •VP, Science and Technology, 1989-1991 •Director, Drug Delivery Systems, 1988-1989 •Manager/Director Analytical Polymer Characterization and Polymer Characteristics, Syntex Ophthalmic, 1979-1988 •Senior Scientist, Characterization of Water Soluble Polymers, Calgon Corporation, 1977-1979 •Education: Ph.D., Physical Chemistry , U. of Utah



InSiteVision
Solutions for Sight

Ophthalmic-Experienced Management to Drive Domestic and International Commercial Activities

David Heniges VP, General Manager, Commercial Opportunities Joined in 2002	•General Manager-Europe/Africa/Middle East, Kera Vision, Inc., a manufacturer of implantable ophthalmic devices and equipment, 1998-2001 •VP, Global Marketing, Cardiovascular Group, Baxter Healthcare Corporation, 1996-1998 •23 years at Johnson & Johnson in various sales and marketing positions •Director, Product Management & International Marketing, Vice President Marketing, and Vice President, Worldwide Business Development, IOLAB Corporation, a Johnson & Johnson company which manufactured ophthalmic devices, equipment & pharmaceuticals,1982-1995 •Education: B.S. in sociology, minor in science, Oregon State University

Experienced Finance and Administration Management

Sandra Heine VP, Finance & Administration Joined in 1997	•VP, Finance and Administration, 2005-present •Controller, 1997-1999 •Senior Director, Finance and Administration, 1999-2005 •Audit Manager, Deloitte and Touche, responsible for auditing Kaiser Permanente and other healthcare organizations, 1984-1991 •General Audit Manager, Genentech, 1991-1994 •Systems Engineer, Platinum Software, supported sales associates, 1994-1995 •Variety of financial roles, including accounting manager, Logistix, 1995-1997 •Education: B.S., Business Administration, Colorado State University



InSiteVision
Solutions for Sight

Recent Financing

- $60 million non-dilutive, non-recourse note offering
  - Secured by AzaSite royalty revenue in U.S. and Canada
  - Placement by Morgan Stanley
  - Repayment using royalty only from AzaSite sales in U.S. and Canada
- Royalty will revert to InSite after repayment of note
- Provides capital to fund Phase 3 ISV-502 trial and company operations for next two-three years



Financial Position

- First six months 2008 financial results (as of June 30, 2008) announced August 11, 2008
  - Revenue: $11.2 million*
  - Net loss: $4.8 million, or $(0.05) per share
  - Cash: $53.0 million
- Expense guidance 2008
  - Net operating expenses $18 to $23 million
    - $12 to $16 million for R&D expenses
      - Continued Phase 3 clinical trials for ISV-502
    - G&A expenses between $6 and $7 million

*Reflects amortization of the upfront license fee and milestone payments previously received under the company's license agreement with Inspire Pharmaceuticals



InSiteVision
Solutions for Sight

Why NOT Pinto

- Largely a venture-capital investor accustomed to early-stage development companies
- If Pinto receives control of the Board and the CEO, they will take control of the company, without paying a premium to stockholders
- Concerned with InSite stock price
  - Stock under pressure for several reasons
    - Guidance by Inspire for AzaSite sales at time of launch set expectations; based on anticipation of increased sales force
    - Failure of non-AzaSite programs at Inspire which have inhibited their ability to expand their sales force
    - Lack of appreciation of ISV-502, next product in Phase 3 trial
      - No efficacy data published
      - Lack of knowledge of indication and market size for which it is being developed
    - Micro- and small-cap stocks largely out of favor in current market
- No strategic plan – asking for 100 days to develop one
- Insist on immediate change of CEO with no regard for retention of other employees or maintenance of critical relationships

Micro- and Small-Cap Stocks Trend Below Biotech Index: One Year Snapshot


Nasdaq
Biotech Index
Inspire
InSite
Penwest
Ista

InSite Has Made a Significant Good Faith Effort to Settle Dispute

- InSite Vision's management and board have repeatedly attempted to negotiate a fair agreement with Pinto and to understand their concerns
- Board agreed to compromise
  - Nominate two Pinto candidates to expand board to eight – although their 8% ownership does not merit 25% representation
  - Members on both nominating and compensation committees
  - Initiate CEO search with Dr. Chandrasekaran to serve as Executive Chairman
    - This arrangement would maximize the opportunity for approval of Phase 3 product, ISV-502, and initiation of new products
    - Help transition employees to new leadership
- Pinto refused to negotiate a reasonable solution
  - Initially (July 15-16, 2008) Pinto verbally requested two board seats. If they didn't get the two board members, then they planned to propose a slate of six new members to replace the current board. As of this time, there had been no public disclosure of Pinto's requests. On July 21, 2008, Pinto filed a document that included notice to nominate 6 persons for election as directors at the 2008 InSite Stockholders Meeting
  - The InSite board verbally offered two board seats; either two from Pinto or one from Pinto and one from the other nominees.
  - Pinto's subsequent written request to the company was for three board members, "*ad infinitum*", Chair of the Nominating and Compensation Committees, and immediate search for a new CEO
  - The InSite board again offered two board seats, membership in the committees, and subsequently also offered our CEO succession plan to which they replied "no" and moved forward with filing their proxy



Pinto's Board Nominees

- By replacing the full board, Pinto will be taking over the company without paying a premium to other stockholders
- No ophthalmic experience listed on any of the publicly available biographical information filed by Pinto in their proxy materials
- Only three nominees have public board experience
  - One has been on a public board for less than a year
  - Two have no board experience at all
  - One has only non-profit board experience



InSiteVision
Solutions for Sight

Pinto Nominated Directors*

Proposed	Current position	Other board service	Experience
R Anderson	PTV	0	•Sr. management, JNJ •International marketing •Allergan- sales/mktg •No ophthalmic experience
T Lynch	GP Stonepine Capital since July 2008	•NABI Biopharm •Aradigm •Bioform Med	•Pres/CEO Neurostat Pharm (central nervous system) •CFO, Tercica •CFO, InterMune •No ophthalmic experience
T McInerney	Partner, Riverbank Capital, investment bank	•Board observer rights InSite Vision (2004-2006) •Ziopharm Oncology •Manhattan Pharmaceuticals	•Riverbank focuses on PIPE placements •Formerly at Paramount •No operational experience •No ophthalmic experience
E Melrose	Managing Director, PTV	•Board observer rights InSite Vision (2007-2008) •Bioform Med	•Consulting experience •Little operational experience •No ophthalmic experience
R O'Holla	Not available	0	•JNJ, WW VP, Regulatory •No board experience •No ophthalmic experience
A Yost	Pres., Innovex, Commercial unit of Quintiles	0 (Biopharma board)	•No board experience on Business boards; just non-profits (American Chamber; •Purdue Industrial Council) •No ophthalmic experience

*Based on publicly available biographical information filed by Pinto in their proxy materials.



InSiteVision
Solutions for Sight

Compensation

- CEO Compensation

	Base	Bonus
2003*	$104,085	$200,000
2004:	$222,632	$400,000
2005:	$390,000	$200,000
2006:	$390,000	--
2007:	$450,000	$550,000**

- *During 2003, the executive officers agreed to reduce their annual salaries by the following amounts: Dr. Chandrasekaran $245,915; Dr. Bowman $97,257; and Mr. Heniges $145,671. This agreement continued until June 15, 2004 and resulted in 2004 salary reductions of the following amounts: Dr. Chandrasekaran $127,368; Dr. Bowman $44,635; and Mr. Heniges $71,118. In addition, Dr. Chandrasekaran, the independent board members, employees, and others, loaned the company $994,000 for continued operation.
- In 2006 executive compensation, including that of the CEO, was not increased in order to preserve funds for the company, regardless of achievement of significant operational milestones.
- **The reported 2007 bonus figure reflects two separate bonuses that Dr. Chandrasekaran was awarded, only one of which he received during 2007. In awarding the first 2007 bonus, the Compensation Committee recognized the achievement of significant milestones in 2006 and early 2007. The second bonus, paid in 2008, reflected achievement of 2007 milestones that included: approval of AzaSite; partnering with Inspire; retiring all indebtedness; completion of Phase 1 and initiation of Phase 3 clinical trials for ISV-502; filing for regulatory approval in Canada and negotiating an international agreement for Korea for AzaSite.



Loans to the Company

- Loans to InSite Vision in 2004

Kumar Chandrasekaran	$543,000
Sandra Heine & affiliate	205,000
Other board members	115,000
Other InSite personnel	56,000
Others	75,000
TOTAL	**$994,000**



CGQ Quotient

- Corporate Governance Quotient (CGQ) as of August 1, 2008
  - Index ranking: 66.4%
  - Industry ranking: 44.8%
- Only one inside director and no affiliated outsiders serve on the board
- All committees are composed of independent members
- The company has a committee that oversees governance issues and the committee met in the past year
- No staggered board: the full board of directors is elected annually
- The CEO does not sit on additional boards
- No former InSite Vision CEO serves on the board
- Attendance by all the independent board members at 12 of the 13 full board meetings; 100% attendance at the 12 Audit, Compensation and Nominating committee meetings
- No poison pill
- Board evaluation process
- Succession plan is for separation of Chairman and CEO



The Choice is Clear

- ISV attempted to negotiate a fair outcome
- Independent, experienced board focused on enhancing value
- Comprehensive strategic plan in place
- Significant recent additions to executive management team
- No need for a 100-day plan period

- PTV chose to wage a costly and divisive proxy fight that is NOT in stockholders' best interest
- PTV nominees offer no experience with ophthalmic product and minimal experience on boards of public companies
- PTV's plan offers no material change from current course and strategy
- No relationships with FDA or other key constituencies to build a results driven company
- Insist on immediate change of CEO with no regard for retention of other employees or maintenance of critical relationships



InSiteVision
Solutions for Sight

InSite is Well-Positioned for Success

- A leader in the ophthalmic market with an FDA approved and commercialized product and future pipeline of differentiated products
- Executing on our strategy to drive growth and enhance shareholder value
- Board is experienced, independent and committed to value generation
- Management team is seasoned, experienced and motivated
- Board has confidence in InSite's growth strategy and in management's ability to execute

